UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 28, 2005

GE-WMC MORTGAGE SECURITIES, L.L.C.

(as depositor under the Pooling and Servicing Agreement,

dated as of September 1, 2005, providing for the issuance of

GE-WMC ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-1)

GE-WMC Mortgage Securities, L.L.C.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-127360-01	20-3251258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Thornton Avenue Burbank, California		91504
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (818) 736-7023

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On September 28, 2005, a series of certificates, entitled GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among GE-WMC Mortgage Securities, L.L.C. as depositor (the “Depositor”), Litton Loan Servicing LP as servicer (the “Servicer”) and The Bank of New York as trustee and supplemental interest trustee (the “Trustee”). The Certificates consist of nineteen classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of non-prime, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien residential mortgage loans having original terms to maturity up to 30 years (the

“Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,028,089,785 as of September 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 28, 2005 (the “Mortgage Loan Purchase Agreement”), between GE Mortgage Holding, L.L.C. (“Mortgage Holding”) and the Depositor. The Class A-1 Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates (collectively, the “Offered Certificates”) were sold by the Depositor to Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner and Smith Incorporated as representatives of the several underwriters (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated September 26, 2005 (the “Underwriting Agreement”), among the Depositor, Mortgage Holding and the Underwriters.

The Certificates offered pursuant to the Prospectus Supplement (the “Offered Certificates”) have the following initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate

Offered Certificates
A-1	$230,365,000	Variable(2)
A-2a	$350,000,000	Variable(2)
A-2b	$122,000,000	Variable(2)
A-2c	$86,693,000	Variable(2)
M-1	$39,068,000	Variable(2)
M-2	$35,469,000	Variable(2)
M-3	$24,160,000	Variable(2)
M-4	$17,477,000	Variable(2)
M-5	$17,992,000	Variable(2)
M-6	$15,421,000	Variable(2)
B-1	$16,450,000	Variable(2)
B-2	$11,823,000	Variable(2)
B-3	$11,823,000	Variable(2)
B-4	$9,253,000	Variable(2)
B-5	$10,281,000	Variable(2)

(1)	Approximate.

(2)

The pass-through rate on each class of Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Prospectus Supplement, subject to the rate caps described the Prospectus Supplement.

The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 26, 2005 (the “Prospectus Supplement”), and the Prospectus, dated September 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
Exhibit No.		Description

4.1	Pooling and Servicing Agreement, dated as of

September 1, 2005, by and among GE-WMC Mortgage Securities, L.L.C. as depositor, Litton Loan Servicing LP as servicer and The Bank of New York as trustee and supplemental interest trustee, relating to the Series 2005-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 13, 2005

GE-WMC MORTGAGE SECURITIES, L.L.C.

By: /s/ James Zollo
Name:	James Zollo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among GE-WMC Mortgage Securities, L.L.C. as depositor, Litton Loan Servicing LP as servicer and The Bank of New York as trustee and supplemental interest trustee, relating to the Series 2005-1 Certificates.	7